                                                                      EXHIBIT 21

 Subsidiaries of the Registrant (1), (2) and (3)

                              AT DECEMBER 31, 1999

                                                                  Percentage of
                                                                Voting Securities
                                                                    Owned by        State or
                                                                    Immediate      Country of
                                                                    Parent(s)     Organization
                                                                ----------------- ------------
Ancon Insurance Company, Inc. .................................        100        Vermont
Esso Andina Inc................................................        100        Delaware
  Esso Colombiana Limited......................................        100        Delaware
Esso Australia Resources Ltd. .................................        100        Delaware
  Delhi Petroleum Pty. Ltd. ...................................        100        Australia
Esso Eastern Inc. .............................................        100        Delaware
  Esso Exploration and Production Norway AS....................        100        Norway
     Standard Marine Tonsberg AS...............................        100        Norway
  Esso Global Investments Ltd. (6).............................        100        Bahamas
     Esso Holding Company Singapore Limited....................        100        Bahamas
       Esso Singapore Private Limited..........................        100        Singapore
       Exxon Chemical Singapore Private Limited................        100        Singapore
          Singapore Aromatics Company Private (5)..............         50        Singapore
  Esso Holding Company U.K. Inc. ..............................        100        Delaware
     Esso Ireland Limited......................................        100        Ireland
     Esso UK plc...............................................        100        England
       Esso Exploration and Production UK Limited (7)..........        100        England
       Esso Petroleum Company, Limited.........................        100        England
     EssoAir International Limited.............................        100        England
     Exxon Chemical Limited....................................        100        England
     Exxon Chemical Olefins Inc. ..............................        100        Delaware
  Esso Hong Kong Limited.......................................        100        Hong Kong
  Esso Malaysia Berhad.........................................         65        Malaysia
  Esso Natuna Ltd..............................................        100        Bahamas
  Esso Norge AS................................................        100        Norway
  Esso Production Malaysia Inc. ...............................        100        Delaware
  Esso Sekiyu Kabushiki Kaisha.................................        100        Japan
  Esso Sociedad Anonima Petrolera Argentina (8)................        100        Argentina
  Esso Societe Anonyme Francaise...............................         81.548    France
  Esso (Switzerland)...........................................        100        Switzerland
  Esso (Thailand) Public Company Limited.......................         87.5      Thailand
  Exxon Benelux Holdings B.V. .................................        100        Netherlands
     Esso Holding Company Holland Inc. ........................        100        Delaware
       Esso Holding B.V. ......................................        100        Netherlands/
                                                                                  Delaware
          Esso N.V./S.A. (9)...................................        100        Belgium/
                                                                                  Delaware
              Esso Coordination Center N.V.(10)................        100        Belgium
          Exxon Chemical Antwerp Ethylene N.V. (11)............        100        Belgium
              Fina Antwerp Olefins N.V. (5)....................         35        Belgium
       Esso Nederland B.V. ....................................        100        Netherlands
       Exxon Chemical Holland Inc. ............................        100        Delaware
          Exxon Chemical Holland B.V. .........................        100        Netherlands

                                                                            Percentage of
                                                                          Voting Securities
                                                                              Owned by        State or
                                                                              Immediate      Country of
                                                                              Parent(s)     Organization
                                                                          ----------------- ------------
Esso Eastern Inc. (continued)
  Exxon Benelux Holdings B.V. (continued)
     Esso Holding Company Holland Inc. (continued)
       Exxon Funding B.V. ......................................                 100        Netherlands
          Esso Capital B.V. ....................................                 100        Netherlands
       Nederlandse Aardolie Maastschappij B.V. (4) (5)..........                  50        Netherlands
  Exxon Energy Limited..........................................                 100        Hong Kong
     Castle Peak Power Company Limited (5)......................                  60        Hong Kong
  Exxon Spain, S.L. ............................................                 100        Spain
     Exxon Denmark Holdings International ApS...................                 100        Denmark
       Esso International BVBA(12)..............................                 100        Belgium
          ESSO Central Europe Holding GmbH......................                 100        Germany
              Esso Austria GmbH (13)............................                 100        Austria
              Esso Deutchland GmbH (14).........................                 100        Germany
                BRIGITTA Erdgas und Erdoel GmbH,
                 Hannover (4)(5)................................                 50         Germany
                Deutsche Exxon Chemical GmbH....................                 100        Germany
                Mineraloelraffinerie Oberrhein GmbH & Co.
                 KG(5)..........................................                 25         Germany
  Exxon Luxembourg LLC .........................................                 100        Luxembourg
     Exxon Luxembourg International, SARL.......................                 100        Luxembourg
       Exxon Chemical Netherlands 6 B.V. .......................                 100        Netherlands
          Esso Brasileira de Petroleo Limitada..................                 100        Brazil
          Exxon Sao Paulo Holding LLC...........................                 100        Delaware
  Exxon Yemen Inc. .............................................                 100        Delaware
  General Sekiyu K.K. (15)......................................                  50.103    Japan
  Tonen Kabushiki Kaisha (16)...................................                  50        Japan
Esso Exploration and Production Chad Inc. ......................                 100        Delaware
Esso Italiana S.p.A. (17).......................................                 100        Italy
Esso Standard (Inter-America) Inc. .............................                 100        Delaware
Esso Standard Oil S.A. Limited..................................                 100        Bahamas
Exxon Asset Management Company..................................                  75.5      Delaware
Exxon Capital Corporation.......................................                 100        New Jersey
Exxon Chemical Asset Management Partnership (18)................                 100        Delaware
  Exxon Mobile Bay Limited Partnership (19).....................                 100        Delaware
     Paxon Polymer Company, L.P. II (20)........................                 100        Delaware
Exxon Chemical Eastern Inc. ....................................                 100        Delaware
Exxon Chemical HDPE Inc. .......................................                 100        Delaware
Exxon Chemical Interamerica Inc. ...............................                 100        Delaware
  Exxon (Barbados) Foreign Sales Corporation....................                 100        Barbados
Exxon Coal U.S.A., Inc..........................................                 100        Delaware
Exxon France Holding SAS........................................                 100        France
  Societe Francaise EXXON CHEMICAL S.A. ........................                  99.359    France
     Exxon Chemical France......................................                 100        France
     Exxon Chemical Polymeres SNC (21)..........................                 100        France
Exxon Holding Latin America Limited (22)........................                 100        Bahamas
  Esso Chile Petrolera Limitada (23)............................                 100        Chile
Exxon Land Development, Inc.....................................                 100        Delaware
Exxon Minerals International Inc. ..............................                 100        Delaware
  Compania Minera Disputada de Las Condes Limitada (24).........                 100        Chile

                                                                   Percentage of
                                                                 Voting Securities
                                                                     Owned by        State or
                                                                     Immediate      Country of
                                                                     Parent(s)     Organization
                                                                 ----------------- -------------
Exxon Overseas Corporation....................................          100        Delaware
  Exxon Chemical Arabia Inc. .................................          100        Delaware
     Al-Jubail Petrochemical Company (4) (5)..................           50        Saudi Arabia
  Exxon Equity Holding Company................................          100        Delaware
  Exxon Overseas Investment Corporation.......................          100        Delaware
     Esso Exploration Angola (Block 15) Limited...............          100        Bahamas
     Esso Exploration Angola (Block 17) Limited...............          100        Bahamas
     Exxon Financial Services Company Limited.................          100        Bahamas
     Exxon Ventures Inc. .....................................          100        Delaware
       Exxon Azerbaijan Limited...............................          100        Bahamas
     Exxon Ventures Holdings Inc. ............................          100        Delaware
       Esso Exploration and Production Angola
       (Block 33) Limited.....................................          100        Bahamas
  Mediterranean Standard Oil Co. .............................          100        Delaware
     Esso Trading Company of Abu Dhabi........................          100        Delaware
Exxon Pipeline Holdings, Inc. ................................          100        Delaware
  Exxon Pipeline Company......................................          100        Delaware
Exxon Worldwide Trading Company...............................          100        Delaware
ExxonMobil Research and Engineering Company...................          100        Delaware
Imperial Oil Limited..........................................           69.6      Canada
International Colombia Resources Corporation (25).............          100        Delaware
Mobil Corporation.............................................          100        Delaware
  Mobil Business Resources Corporation........................          100        Delaware
  Mobil Cerro Negro Holding, Ltd. ............................          100        Cayman Island
     Mobil Cerro Negro, Ltd. .................................          100        Bahamas
  Mobil Equatorial Guinea Inc.................................          100        Delaware
  Mobil Exploration and Development Venezuela Inc. ...........          100        Delaware
  Mobil Exploration & Producing U.S. Inc. ....................          100        Delaware
  Mobil Exploration and Producing North America Inc. .........          100        Nevada
     Mobil Oil Exploration & Producing Southeast Inc. ........          100        Delaware
     Mobil Oil Indonesia Inc. ................................          100        Delaware
  Mobil International Finance Corporation.....................          100        Delaware
     Mobil Investments Inc. ..................................          100        Delaware
  Mobil International Petroleum Corporation...................          100        Delaware
     Mobil de Colombia S.A. (26)..............................           98.1      Colombia
     General Petroleum Company, Inc. .........................          100        New York
     Mobil Chemical International Ltd. .......................          100        Delaware
     Mobil Exploration Norway Inc. ...........................          100        Delaware
     Mobil Oil Abu Dhabi Inc. ................................          100        Delaware
     Mobil Oil Company de Colombia............................          100        Delaware
     Mobil Oil Cote d'Ivoire..................................          100        Ivory Coast
     Mobil Oil do Brasil (Industria e Comercio) Ltda. (27)....          100        Brazil
     Mobil Oil East Africa Limited............................          100        Delaware
     Mobil Oil Egypt (S.A.E.) (28)............................          100        Egypt
     Mobil Oil Francaise......................................           99.98     France
     Mobil Oil Malaysia Sendirian Berhad......................          100        Malaysia
     Mobil Oil Singapore Pte. Ltd. ...........................          100        Singapore
     Mobil Petroleum Company Inc. ............................          100        Delaware
       Mobil Australia Finance Company Pty Ltd................          100        Australia
       Mobil Europe Inc. .....................................          100        Delaware

                                                                       Percentage of
                                                                     Voting Securities
                                                                         Owned by          State or
                                                                         Immediate        Country of
                                                                         Parent(s)       Organization
                                                                     ----------------- ----------------
Mobil Corporation (continued)
  Mobil International Petroleum Corporation (continued)
     Mobil Petroleum Company Inc. (continued)
       Mobil Exploration Indonesia Inc. ....................                100        Delaware
       Mobil Exploration & Producing Australia Pty Ltd......                100        Australia
          Mobil Australia Resources Company Pty Limited.....                100        Australia
       Mobil Holdings (U.K.) Limited........................                100        Delaware
          Mobil Holdings (Europe and Africa) Limited........                100        Delaware
             Mobil Oil Portuguesa, LDA (29).................                100        Portugal
          Mobil Holdings Limited............................                100        England
             Mobil Oil Company Limited......................                100        England
                Mobil Gas Marketing (U.K.) Limited..........                100        England
                Mobil Services Company Limited..............                100        England
                Mobil Trading and Supply Limited............                100        England
                Vacuum Oil Company Limited..................                100        England
             Superior Oil (UK) Limited......................                100        England
          Mobil North Sea Limited...........................                100        Delaware
       Mobil Holdings Benelux Inc. .........................                100        Delaware
          Mobil Oil B.V. ...................................                100        Netherlands
             Mobil Oil S.A. ................................                100        Spain
          Mobil Oil Hellas A.E. (30)........................                100        Greece
       Mobil Marine Transportation Limited..................                100        Canada
          Mobil Shipping and Transportation Company.........                100        Marshall Islands
       Mobil Oil Australia Limited..........................                100        Australia
          Vacuum Oil Company Proprietary Limited............                100        Australia
             Mobil Refining Australia Pty LTD...............                100        Australia
       Mobil Oil Austria Aktiengesellschaft.................                100        Austria
       Mobil Oil GmbH (31)..................................                100        Germany
          Mobil Erdgas-Erdoel GmbH..........................                100        Germany
          Mobil Mineraloel GmbH.............................                100        Germany
       Mobil Oil Hong Kong Limited..........................                 99.9      Hong Kong
       Mobil Oil Kazakhstan Inc. ...........................                100        Delaware
       Mobil Oil Maroc (32).................................                100        Morocco
       Mobil Oil New Zealand Limited........................                100        New Zealand
       Mobil Oil Qatar Inc. ................................                100        Delaware
       Mobil Oil (Switzerland)..............................                100        Switzerland
       Mobil Oil Turk A.S. .................................                100        Turkey
       Mobil Petrochemical Sales and Supply Corporation.....                100        Delaware
       Mobil Producing Netherlands Inc. ....................                100        Delaware
       Mobil Saudi Arabia Inc. .............................                100        Delaware
       Mobil Sekiyu Kabushiki Kaisha........................                100        Japan
       Mobil Vietnam Inc. ..................................                100        Delaware
       Mobil Yanbu Petrochemical Company Inc. ..............                100        Delaware
          Saudi Yanbu Petrochemical Co. (4)(5)..............                 50        Saudi Arabia
       Mobil Yanbu Refining Company Inc. ...................                100        Delaware
          Saudi Aramco Mobil Refinery Company Ltd. (4)(5)...                 50        Saudi Arabia
     Mobil Petrochemicals International Limited.............                100        Delaware
     Mobil Pipe Line Company................................                100        Delaware

                                                                    Percentage of
                                                                  Voting Securities
                                                                      Owned by        State or
                                                                      Immediate      Country of
                                                                      Parent(s)     Organization
                                                                  ----------------- ------------
Mobil Corporation (continued)
  Mobil International Petroleum Corporation (continued)
     Mobil Plastics Europe, Inc. ...............................         100         Delaware
       Mobil Petrochemical Holdings Co. Inc. ...................         100         Delaware
     Mobil Sales and Supply Corporation.........................         100         Delaware
       Mobil Gas Liquids Trading, Inc. .........................         100         Delaware
  Mobil Kazakhstan Ventures Inc. ...............................         100         Delaware
     Tengizchevroil (5).........................................          25         Kazakhstan
  Mobil Natural Gas Inc. .......................................         100         Delaware
     Duke Energy and Marketing LLC (5)..........................          40         Delaware
  Mobil Oil Cameroun............................................          99.98      Cameroon
  Mobil Oil Corporation.........................................         100         New York
     Mobil Alaska Pipeline Company..............................         100         Delaware
     Mobil California Exploration & Producing Asset
      Company (33)..............................................         100         Delaware
       Aera Energy L.L.C. (5)...................................          48.2       California
     Mobil Chemical Company Inc. ...............................         100         Delaware
     Mobil Development Nigeria Inc. ............................         100         Delaware
       Mobil Producing Nigeria Unlimited (34)...................         100         Nigeria
     Mobil Exploration and Producing Services Inc. .............         100         Delaware
     Mobil Exploration Nigeria Inc. ............................         100         Delaware
     Mobil Oil Credit Corporation...............................         100         Delaware
     Mobil Oil Nigeria Public Limited Company...................          60         Nigeria
     Mobil Oil Refining Corporation.............................         100         Delaware
     Mobil Rocky Mountain Inc. .................................         100         Delaware
       Mobil Investments Canada Inc. (35).......................         100         Delaware
          Mobil Oil Canada, Ltd. ...............................         100         Canada
     Mobil Technology Company...................................         100         Delaware
  Mobil Produccion E Industrializacion de Venezuela.............         100         Delaware
  Mobil Producing Texas & New Mexico Inc. ......................         100         Delaware
  Mobil Qatargas Inc. ..........................................         100         Delaware
     Qatar Liquefied Gas Company Limited (5)....................          10         Qatar
  Mobil QM Gas Inc. ............................................         100         Delaware
     Ras Laffan Liquefied Natural Gas Company Ltd. (5)..........          26.5       Qatar
  The Superior Oil Company......................................         100         Delaware
oy Esso ab......................................................         100         Finland
SeaRiver Maritime Financial Holdings, Inc. .....................         100         Delaware
  SeaRiver Maritime, Inc. ......................................         100         Delaware

---------------------
NOTES:
(1) For the purposes of this list, if the registrant owns directly or indirectly approximately 50 percent of the voting securities of any person and approximately 50 percent of the voting securities of such person is owned directly or indirectly by another interest, or if the registrant includes its share of net income of any other unconsolidated person in consolidated net income, such person is deemed to be a subsidiary.
(2) With respect to certain companies, shares in names of nominees and qualifying shares in names of directors are included in the above percentages.
(3) The names of other subsidiaries have been omitted from the above list since considered in the aggregate, they would not constitute a significant subsidiary.

(4) The registrant owns directly or indirectly approximately 50 percent of the securities of this person and approximately 50 percent of the voting securities of this person is owned directly or indirectly by another single interest.
(5) The investment in this unconsolidated person is represented by the registrant's percentage interest in the underlying net assets of such person.
(6) Dual ownership; of the 100%, 83.3333% is owned by Esso Eastern Inc. and 16.6667% is owned by Exxon Chemical Eastern Inc.
(7) Dual ownership; of the 100%, 98% is owned by Esso UK plc and 2% is owned by Esso Holding Company U.K. Inc.
(8) Multiple ownership; of the 100%, 97% is owned by Esso Eastern Inc., 2.75% is owned by Exxon Chemical Interamerica Inc. and .25% is owned by Exxon Mobil Corporation.
(9) Dual ownership; of the 100%, 99.99997% is owned by Esso Holding B.V. and 0.00003% is owned by Exxon Chemical Holland Inc.
(10) Multiple ownership; of the 100%, 32.22% is owned by Esso N.V./S.A., 26.39% is owned by Esso Standard NV, 28.06% is owned by Esso Exploration and Production Norway AS and 13.33% is owned by Exxon Chemical Antwerp Ethylene NV.
(11) Dual ownership; of the 100%, 99.9994% is owned by Esso Holding B.V. and 0.0006% is owned by Exxon Chemical Holland Inc.
(12) Dual ownership; of the 100%, 99.9% is owned by Exxon Denmark Holdings International ApS and 0.1% is owned by Exxon Luxembourg International, SARL.
(13) Dual ownership; of the 100%, 99.9996% is owned by ESSO Central Europe Holding GmbH and 0.0004% is owned by Exxon Mobil Corporation.
(14) Dual ownership; of the 100%, 99.998% is owned by ESSO Central Europe Holding GmbH and 0.002% is owned by Exxon Mobil Corporation.
(15) Dual ownership; of the 50.103%, 48.571% is owned by Esso Eastern Inc. and 1.532% is owned by Esso Sekiyu Kabushiki Kaisha.
(16) Dual ownership; of the 50%, 25% is owned by Esso Eastern Inc. and 25% is owned by Mobil Petroleum Company Inc.
(17) Dual ownership; of the 100%, 90% is owned by Exxon Mobil Corporation and 10% is owned by Exxon Overseas Corporation.
(18) Dual ownership; of the 100%, 68.4% is owned by Exxon Mobil Corporation and 31.6% is owned by Exxon Asset Management Company.
(19) Dual ownership; of the 100%, 81.4% is owned by Exxon Chemical Asset Management Partnership and 18.6% is owned by Exxon Mobil Corporation.
(20) Dual ownership; of the 100%, 98% is owned by Exxon Mobile Bay Limited Partnership and 2% is owned by Exxon Chemical HDPE Inc.
(21) Dual ownership; of the 100%, 98% is owned by Societe Francaise EXXON CHEMICAL S.A. and 2% is owned by Exxon Chemical France.
(22) Dual ownership; of the 100%, 79.822% is owned by Exxon Mobil Corporation and 20.178% is owned by Esso Standard (Inter-America) Inc.
(23) Dual ownership; of the 100%, 99% is owned by Exxon Holding Latin America Limited and 1% is owned by Exxon Mobil Corporation.
(24) Multiple ownership; of the 100%, 47.56% is owned by Exxon Minerals International Inc., 34.18% is owned by Exxon Financial Services Company Limited and 18.26% is owned by Exxon Holding Latin America Limited.
(25) Dual ownership; of the 100%, 55% is owned by Exxon Mobil Corporation and 45% is owned by Esso Holding Company Holland Inc.

(26) Multiple ownership; of the 98.1%, 81.27% is owned by Mobil International Petroleum Corporation, .31% is owned by Mobil Oil Company de Colombia and 16.52% is owned by Mobil Petroleum Company Inc.
(27) Dual ownership; of the 100%, 90% is owned by Mobil International Petroleum Corporation and 10% is owned by General Petroleum Company Inc.
(28) Multiple ownership; of the 100%, 99.28% is owned by Mobil International Petroleum Corporation, .36% is owned by General Petroleum Company, Inc. and .36% is owned by Mobil Petroleum Company, Inc.
(29) Dual ownership; of the 100%, 99.98% is owned by Mobil Holdings (Europe and Africa) Limited and .02% is owned by Mobil Services Company Limited.
(30) Dual ownership; of the 100%, 99.98% is owned by Mobil Holdings Benelux Inc. and .02% is owned by Mobil Holdings (UK) Limited.
(31) Dual ownership; of the 100%, 90% is owned by Mobil Petroleum Company Inc. and 10% is owned by Mobil International Petroleum Corporation.
(32) Dual ownership; of the 100%, 87.55% is owned by Mobil Petroleum Company Inc. and 12.45% is owned by Mobil Oil Francaise.
(33) Dual ownership; of the 100%, 98.5% is owned by Mobil Oil Corporation and 1.5% is owned by Mobil Exploration and Producing North America Inc.
(34) Dual ownership; of the 100%, 50% is owned by Mobil Development Nigeria Inc. and 50% is owned by Mobil Exploration Nigeria Inc.
(35) Dual ownership; of the 100%, 65.31% is owned by Mobil Rocky Mountain Inc. and 34.69% is owned by Mobil Exploration and Producing North America Inc.